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Exhibit 1.1
Translated from Afrikaans

"A"

REPUBLIC OF SOUTH AFRICA

COMPANIES ACT, 1973

MEMORANDUM OF ASSOCIATION
OF A COMPANY HAVING A SHARE CAPITAL
(Section 54 (1); Regulation 17(1) and 17(2))

Registration number of Company
1979/003231/06

SASOL LIMITED

1.    NAME

  (a)
  The name of the company is:
  SASOL LIMITED

  (b)
  The name of the company in the other official language of the Republic is
  NOT APPLICABLE

  (c)
  The shortened form of the name of the company is
  NOT APPLICABLE

2.    PURPOSE DESCRIBING MAIN BUSINESS

  The main business which the company will be entitled to carry on, is:

  To act as an investment holding company, an investment company and a management company and, whether on its own and/or in collaboration with other agencies, to:

  (a)
  prospect for coal, oil, petroleum and related substances; and

  (b)
  acquire mineral and other rights; and

  (c)
  acquire and exploit and mine coal, oil petroleum and related substances and to beneficiate and refine same into gaseous, liquid and solid fuels, petrochemicals and other products; and

  (d)
  convert, process and beneficiate any product with or without the addition of other products in any other way whatsoever; and

  (e)
  market all such products.

3.    MAIN OBJECT

        The main object of the company is to:

  (a)
  conduct the business of an investment holding company, an investment company and a management company;

  (b)
  prospect for minerals and to acquire mineral rights as well as oil petroleum and related substances;

  (c)
  carry on mining;

  (d)
  conduct beneficiation and refining;

  (e)
  carry on petrochemical trading;

  (f)
  market all products produced and/or acquired by the company.

4.    ANCILLARY OBJECTS EXCLUDED

  None of the specific ancillary objects referred to in Section 33(1) of the Act are excluded from the unlimited objects of the company.

5.    POWERS

  (a)
  None of the specific powers or part of any powers of the company are excluded from the plenary powers or the powers set out in Schedule 2 to the Act.

  (b)
  None of the specific powers or part of any specific powers of the company set out in Schedule 2 to the Act are qualified under Section 34 of the Act.

6.    CONDITIONS

  The special conditions referred to in Section 53(a) of the Companies Act, 1973 ("the Act") are set out in paragraphs 8 and 9 of this Memorandum of Association.

7.    PRE-INCORPORATION CONTRACTS (IF ANY)

        Not Applicable.

8.    AMENDMENT OF MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

  It is a special condition of this Memorandum of Association and the Articles of Association of the company that the provisions of this Memorandum of Association (including paragraph 8 and 9 thereof) and of the Articles of Association of the company may only be amended by a special resolution of the company, ratified by a valid resolution of the directors of the company.

9.    INSERTION OF PROVISIONS OF THE ARTICLES OF ASSOCIATION

  The provisions of articles 1(ii), 33, 34, 39, 40, 41, 42, 75, 83, 84, 87, 89, 90, 94, 96, 98, 99 and 115 up to and including 121 of the Articles of Association of the company as amended from time to time in terms of the provisions of paragraph 8 of this Memorandum are repeated here and shall be deemed to form part of this Memorandum of Association as if they were set out in full in this Memorandum of Association.

10.  CAPITAL

  (a)
  Par value:
  Not Applicable

  (b)
  The number of ordinary shares without par value is:
  1 175 000 000 (ONE THOUSAND ONE HUNDRED AND SEVENTY-FIVE MILLION) ordinary shares without par value.

11.  ASSOCIATION CLAUSE

  We, the several persons whose full names, occupations, residential, business and postal addresses are subscribed, are desirous of being formed into a company in pursuance of this Memorandum of Association and we respectively agree to take up the number of shares in the capital of the company set opposite our respective names.

  We also agree to pay for the stated number of shares with no par value of the company that amount determined by the company when the shares are issued to us.

PARTICULARS OF SUBSCRIBER	NUMBER IN WORDS, AND TYPE OF SHARES TAKEN	DATE AND SIGNATURE OF SUBSCRIBER	PARTICULARS OF WITNESS	DATE AND SIGNATURE OF WITNESS
FULL NAMES			FULL NAMES
DAVID PIETER	One (1) ordinary share	15.6.1979	ANTON KRUGER	15.6.1979
DE VILLIERS		(Signed) D P de Villiers	ROODT	(Signed) A K Roodt
OCCUPATION			OCCUPATION
INDUSTRIALIST			SECRETARY
RESIDENTIAL ADDRESS			RESIDENTIAL ADDRESS
GOEDVERTROUW STANDFORD 7210			8 EUGENE MARAIS STREET SASOLBURG 9570
BUSINESS ADDRESS			BUSINESS ADDRESS
1 KLASIE HAVENGA ROAD SASOLBURG 9570			1 KLASIE HAVENGA ROAD SASOLBURG 9570
POSTAL ADDRESS			POSTAL ADDRESS
P.O. BOX 1			P.O. BOX 1
SASOLBURG			SASOLBURG
9570			9570

FULL NAMES			FULL NAMES
GEORGE ALISTAIR MACMILLAN	One (1) ordinary share	18.6.1979 (Signed) G A Macmillan	ANTON KRUGER ROODT	18.6.1979 (Signed) A K Roodt
OCCUPATION			OCCUPATION
CHAIRMAN & CHIEF EXECUTIVE OFFICER RIO TINTO SA LTD			SECRETARY
RESIDENTIAL ADDRESS			RESIDENTIAL ADDRESS
23 VICTORIA AVENUE MELROSE JOHANNESBURG 2196			8 EUGENE MARAIS STREET SASOLBURG 9570
BUSINESS ADDRESS			BUSINESS ADDRESS
1414 UNICORN HOUSE 70 MARSHALL STREET JOHANNESBURG 2001			1 KLASIE HAVENGA ROAD SASOLBURG 9570
POSTAL ADDRESS			POSTAL ADDRESS
P.O. BOX 61140			P.O. BOX 1
MARSHALLTOWN			SASOLBURG
2107			9570
FULL NAMES			FULL NAMES
ALBERT JACOBUS MARAIS	One (1) ordinary share	18.6.1979 (Signed) A J Marais	ANTON KRUGER ROODT	18.6.1979 (Signed) A K Roodt
OCCUPATION			OCCUPATION
MANAGING DIRECTOR SAAMBOU-NASIONALE BUILDING SOCIETY			SECRETARY
RESIDENTIAL ADDRESS			RESIDENTIAL ADDRESS
255 SMITH STREET MUCKLENEUK PRETORIA 0002			8 EUGENE MARAIS STREET SASOLBURG 9570
BUSINESS ADDRESS			BUSINESS ADDRESS
13 CHURCH SQUARE PRETORIA 0002			1 KLASIE HAVENGA ROAD SASOLBURG 9570
POSTAL ADDRESS			POSTAL ADDRESS
P.O. BOX 4010			P.O. BOX 1
PRETORIA			SASOLBURG
0001			9570

FULL NAMES			FULL NAMES
JOHN KIRKMAN MITCHELL	One (1) ordinary share	15.6.1979 (Signed) J K Mitchell	ANTON KRUGER ROODT	15.6.1979 (Signed) A K Roodt
OCCUPATION			OCCUPATION
GENERAL MANAGER IDC			SECRETARY
RESIDENTIAL ADDRESS			RESIDENTIAL ADDRESS
34 KLOOF ROAD BEDFORDVIEW 2008			8 EUGENE MARAIS STREET SASOLBURG 9570
BUSINESS ADDRESS			BUSINESS ADDRESS
VAN ECK BUILDING 19 RISSIK STREET JOHANNESBURG 2001			1 KLASIE HAVENGA ROAD SASOLBURG 9570
POSTAL ADDRESS			POSTAL ADDRESS
P.O. BOX 6905			P.O. BOX 1
JOHANNESBURG			SASOLBURG
2000			9570
FULL NAMES			FULL NAMES
PIERRE ETIENNE ROUSSEAU	One (1) ordinary share	16.6.1979 (Signed) P E Rousseau	ANTON KRUGER ROODT	16.6.1979 (Signed) A K Roodt
OCCUPATION			OCCUPATION
INDUSTRIALIST			SECRETARY
RESIDENTIAL ADDRESS			RESIDENTIAL ADDRESS
"PURE VUUR" 9 SIXTH AVENUE VOËLKLIP 7203			8 EUGENE MARAIS STREET SASOLBURG 9570
BUSINESS ADDRESS			BUSINESS ADDRESS
FVB LIMITED 2715 SANLAMSENTRUM JEPPE STREET JOHANNESBURG			1 KLASIE HAVENGA ROAD SASOLBURG 9570
POSTAL ADDRESS			POSTAL ADDRESS
P.O. BOX 2911			P.O. BOX 1
JOHANNESBURG			SASOLBURG
2000			9570

FULL NAMES			FULL NAMES
JOHANNES AUGUSTUS STEGMANN	One (1) ordinary share	19.6.1979 (Signed) J A Stegmann	ANTON KRUGER ROODT	19.6.1979 (Signed) A K Roodt
OCCUPATION			OCCUPATION
MANAGING DIRECTOR SA COAL, OIL & GAS CORP LTD			SECRETARY
RESIDENTIAL ADDRESS			RESIDENTIAL ADDRESS
15 KROMMELLENBOOG SASOLBURG 9570			8 EUGENE MARAIS STREET SASOLBURG 9570
BUSINESS ADDRESS			BUSINESS ADDRESS
1 KLASIE HAVENGA ROAD SASOLBURG 9570			1 KLASIE HAVENGA ROAD SASOLBURG 9570
POSTAL ADDRESS			POSTAL ADDRESS
P O BOX 1			P.O. BOX 1
SASOLBURG			SASOLBURG
9570			9570
FULL NAMES			FULL NAMES
ABIE JOHANNES VAN DEN BERG	One (1) ordinary share	15.6.1979 (Signed) A J van den Berg	ANTON KRUGER ROODT	15.6.1979 (Signed) A K Roodt
OCCUPATION			OCCUPATION
MANAGING DIRECTOR IDC			SECRETARY
RESIDENTIAL ADDRESS			RESIDENTIAL ADDRESS
STAND 75 DOLWENI AVENUE BOSKRUIN EXT 5 RANDBURG 2194			8 EUGENE MARAIS STREET SASOLBURG 9570
BUSINESS ADDRESS			BUSINESS ADDRESS
VAN ECK BUILDING 19 RISSIK STREET JOHANNESBURG 2001			1 KLASIE HAVENGA ROAD SASOLBURG 9570
POSTAL ADDRESS			POSTAL ADDRESS
P.O. BOX 6905			P.O. BOX 1
JOHANNESBURG			SASOLBURG
2000			9570

TOTAL NUMBER OF SHARES TAKEN: SEVEN (7) ORDINARY SHARES WITHOUT PAR VALUE

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  Exhibit 1.1 Translated from Afrikaans